

NASDAQ: LYTS

INVESTOR PRESENTATION

MARCH 2023

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.



COMPANY OVERVIEW & RECENT PERFORMANCE

COMPANY OVERVIEW

Leading Integrated Lighting and Display Solutions Company

Our Transformation

- Leading vertically integrated commercial indoor/outdoor lighting and display solutions company – strong foundation with entrenched position in growing vertical markets
- Commenced successful business transformation in 2018 under new leadership, led by CEO Jim Clark and highly regarded industry executives
- Transformation led to sale of non-core assets, significant reduction in net leverage, introduction of robust return of capital program and significant organic / inorganic growth in higher margin adjacent markets
- Multi-year focus on migration to higher-value solutions culminated in record FY22 results, highlighted by sustained revenue growth, margin expansion, EBITDA and free cash flow conversion
- Dual-track organic / inorganic growth strategy to support stair-step increase in operating performance and profitability
- Robust return of capital program, including quarterly cash dividend and share repurchase authorization

Our Footprint

Serving Our Marketplace from 11 Manufacturing Locations



Our FY22 Performance(1)

Total Revenue	Adjusted Operating Income	Adjusted EBITDA	Adjusted EBITDA Margin	FYE Net Leverage
+44% y/y	+93% y/y	+66% y/y	+100 bps	2.2x

Multi-Year Business Transformation Positioned LSI to Expand within New, Higher-Margin Growth Markets

(1) Results for the twelve months ended June 30, 2022 as compared to the prior twelve-month period

UNIQUELY POSITIONED IN TARGET MARKETS

Our Integrated Solution Includes Design, Production and Installation

Our Competition – Market Generalists

- Conglomerates
- Standard / High Volume
- "Telephone Book" Portfolio
- Convert Focused Specialist to Standard Volume
- Little Unique Differentiation
- Pricing is Main Decision Factor
- Built on Scale / Low-Cost Provider

Our Approach – Area and Sector Specialization

- Vertical / Application Solutions Driven
- End-User Driven Specifications
- Competency with Modification and Customization
- Strong Engineering / Relationship with Channel and End-User
- Our Solutions Enhance our Customers Value Proposition
- Financially More Attractive
- Model Built on Focus
- Highest Value Provider

VERTICAL MARKET FOCUS

Customize Solutions Serving High-Value Applications

Vertical Markets



Automotive
Refueling & C-Store
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

Market Driven Portfolio

Lighting Solutions

Indoor

- High Bay
- Downlights
- Linear
- Troffer
- Retrofit Kits
- Decorative

Outdoor

- Area
- Canopy
- Garage
- Wall Mount
- Flood
- Bollards

Controls

- Sensors
- Photocontrols
- Dimmers
- Motion Detection
- Bluetooth Systems
- Wireless IoT Systems

Display Solutions

- Printed Graphics
- Structural Graphics
- Facades and Cladding
- Digital Signage
- Menu Board Systems
- Display Fixtures
- Refrigerated Displays
- Custom Display Elements

Services

- Creative Services
- Site Surveys
- Permitting
- Construction / Installation
- Rebrands / Change-Outs
- Content Management
- Post-Implementation

STRONG CUSTOMER ENGAGEMENT

Target Verticals with End-User Specific Lighting & Display Solutions

Strong Value Proposition

- We provide integrated lighting and display solutions to a growing base of long-tenured customer brands
- Our marketing, technical and program management expertise provide customers with a one-stop solution that is unique in the markets we serve
- Our customer contracts range from 100s to 1,000s of customer locations, often spanning over a multi-year period
- Balanced revenue across both the Lighting and Display Solutions segments, and multiple vertical markets

We Serve Leading Global Brands

SUSTAINED MULTI-YEAR GROWTH

Strong Track Record of Operational and Financial Execution

- Focused growth in higher margin targeted verticals, improved operational execution and disciplined capital deployment
- Invested in commercial and operations initiatives during the pandemic, while improving earnings performance; positioned company for stair-step improvement in profitable growth
- Built higher-quality business as a platform to build a bigger, more profitable business

Total Net Sales

($ millions)

+11.4%
3-Year CAGR



$328.9
$305.6
$315.6
$455.1
FY19
FY20
FY21
FY22

Total Adjusted Operating Income

+70.8%
3-Year CAGR



Adj. Operating Income ($MM)
Adj. Operating Margin (%)
1.2%
2.3%
4.1%
5.5%
$4.0
$7.0
$13.0
$25.0
FY19
FY20
FY21
FY22

Total Adjusted EBITDA

+38.3%
3-Year CAGR



Adj. EBITDA ($MM)
Adj. EBITDA Margin (%)
4.3%
5.1%
6.7%
7.7%
$14.2
$15.6
$21.1
$35.1
FY19
FY20
FY21
FY22

Total Adjusted EPS

($ per diluted share)

+152.0%
3-Year CAGR



$0.04
$0.15
$0.35
$0.64
FY19
FY20
FY21
FY22

LSI Fiscal Year (FY) July 1st Through June 30th

FY23 Q2: KEY MESSAGES

Fiscal Second Quarter 2023 Results

Strong F2Q23 performance led by continued y/y Sales volume growth, disciplined pricing, and improved mix

Reported y/y growth in sales, operating income, net income, adjusted EBITDA and free cash flow

Balanced growth across Lighting and Display Solutions Segments

Net leverage at its lowest level in 7 quarters

Sustained growth across key performance indicators
Net sales +16% y/y; adj. operating income +79% y/y; adjusted net income +80% y/y; supported by continued growth in commercial sales volumes, disciplined pricing

Continued margin rate expansion across segments
Adj. EBITDA margin +250 bps y/y to 10.1% - 2nd consecutive quarter of above 10% EBITDA margin; Lighting segment and Display Solutions EBITDA margin +160 bps y/y and 510 bps y/y, respectively

Focused capital allocation strategy
Reduced total net debt outstanding by $25 million on an LTM basis; Net leverage of 1.3x at 12/31/22; total cash and availability of $33 million

Vertical market strategy driving sustained sales growth
Strong organic share gains in targeted vertical markets; Lighting Segment sales increased 17% y/y, supported by strength across indoor and outdoor; Display Solutions segment sales +15% y/y due to strength in fueling/c-store and grocery/merchandising.

Significant, improved free cash flow generation
Generated more than $30 million in LTM free cash flow through the end of F2Q23; FCF increased $18 million y/y in F2Q23; FCF conversion approaching 70%

Positive momentum entering 2H Fiscal 2023
Outlook encouraging as commercial demand remains active, total backlog remains above prior-year levels and operational execution remains on-point; anticipate positive free cash flow generation to continue; Working towards Fiscal 2023 second-half results to meet or exceed record fiscal 2022 second-half results

FY23 Q2: CONSOLIDATED FINANCIAL RESULTS

Strong Y/Y Growth in Commercial Volumes, Continued Price Discipline, Improved Sales Mix

Project wins in both existing vertical markets and underserved markets with profitable growth potential

Adjusted EBITDA **+54%** y/y; Adjusted EBITDA margin rate **+250 bps y/y to 10.1%**

Second consecutive quarter of EBITDA margin **above 10%**

80% y/y growth in adjusted net income

Total Net Sales ($M)



$111.1
$128.8
F2Q22
F2Q23

Operating Income ($M)



$4.4
$5.9
$9.0
$10.6
F2Q22
F2Q23
Reported Operating Income
Adjusted Operating Income

Net Income ($M)



$3.1
$4.2
Adj. EPS $0.15
$6.4
$7.6
Adj. EPS $0.26
F2Q22
F2Q23
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



$8.4
Margin Rate 7.6%
$13.0
Margin Rate 10.1%
F2Q22
F2Q23

LSI Fiscal Year (FY) July 1st Through June 30th

FY23 Q2: WORKING CAPITAL MANAGEMENT

Working Capital Decline Driven by Targeted Sequential Reduction in Inventory Levels

Reduced total working capital **6% sequentially**

Reduced total inventory by **9% sequentially**

Continuing supply chain stabilization supports targeted inventory reductions while ensuring availability to meet commercial demand levels


Total Working Capital ($M)
$78.9
$83.4
$84.3
$90.5
$84.9
F2Q22
3Q22
F4Q22
F1Q23
F2Q23


Total Inventory ($M)
$72.0
$78.4
$74.4
$80.5
$73.2
F2Q22
3Q22
F4Q22
F1Q23
F2Q23

LSI Fiscal Year (FY) July 1st, Through June 30th

FY23 Q2: CAPITAL ALLOCATION PRIORITIES

Prioritizing Capital Deployment Toward Debt Reduction, Return of Capital, Growth Initiatives

During last 12 months, free cash flow generation in excess of **$30 million**; $18 y/y improvement in F2Q23 free cash flow

During last 12 months, Reduced net debt outstanding by **$25 million**; net leverage declined from 3.1x to **1.3x**

Remain focused on further **debt reduction**, **return of capital** initiatives and **opportunistic growth investments**

Free Cash Flow ($M)(1,2)



FCF Conversion 39%
FCF Conversion 75%
FCF Conversion 76%
FCF Conversion 68%
($9.1)
$3.3
$8.0
$10.1
$8.9
F2Q22
3Q22
F4Q22
F1Q23
F2Q23

Net Debt Outstanding ($M)(3)



$85.7
$83.7
$77.1
$68.5
$60.1
Net Leverage 3.1x
Net Leverage 2.7x
Net Leverage 2.2x
Net Leverage 1.7x
Net Leverage 1.3x
F2Q22
F3Q22
F4Q22
F1Q23
F2Q23

(1) Free cash flow (FCF) defined as cash flow from operations less capital expenditures
(2) Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA
(3) Net Debt defined as total debt less cash
(4) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

LSI Fiscal Year (FY) July 1st Through June 30th


VALLEY ROOTS
AS ADVERTISED

FAST FORWARD

Out Five-Year Roadmap to FY28

MEASURING OUR PROGRESS [FY20-FY23]

We Introduced a Comprehensive Business Transformation Plan in 2020

EXPAND
Our Vertical Focus

Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments

CHANGE
Our Customer Engagement

Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships

BUILD
Services Business

Shift from "Client Support" Model to a Scalable End-to-End Service Model

GROW
Through Acquisition

Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments

In **2020**, LSI launched ***The Path Forward***, a value-creation framework designed to accelerate revenue growth, margin realization, and profitability

Consolidated Projected Sales ($M)



$306
$450
$500
2020*
2023
2025

Consolidated Adjusted EBITDA / Margin ($M)



5.1%
8.0%
10.0%
$15
$36
$50
2020*
2023
2025

Five-Year Financial Targets, as Introduced in Fiscal Year 2020

*LSI Fiscal Year (FY) July 1st, Through June 30th

MEASURING OUR PROGRESS [FY20-FY23]

Established a High "Say-Do", Delivered Continuous Improvement on Strategic Plan

The Path Forward delivered on its initial targets ahead of plan, driven by organizational improvements across operations, manufacturing and sales/marketing

- ✓ Implemented **vertical market strategy**; increased focus on key, high-value sectors with defensible position
- ✓ Strengthened **lighting and display solutions portfolio**, with a focus on in-demand products and services
- ✓ **Invested heavily in new product development**, introduced a record number of new products
- ✓ **Expanded market share in key target verticals**, while de-emphasizing lower-margin opportunities
- ✓ Established a leading market position within **grocery vertical** through the **acquisition of JSI in 2021**
- ✓ **Strengthened relationships across sales channels**, improving collaboration across dealers and customers
- ✓ **Redesigned supply chain** to capitalize on US manufacturing base, exploiting short-lead time opportunities
- ✓ High-graded leadership team; **exceeded sales, margin and profitability targets**

We Built a Better Business – Now We Will Build a Bigger Business

MEASURING OUR PROGRESS [FY20-FY23]

Consistent Outperformance Vs. Revenue, Margin and Profitability Targets

Revenue Growth ($M)



$306
$85
$100
$455
$490-$500
2020*
M&A
Organic
2022
2023e

Adjusted EBITDA Margin ($M)



9.5%-10.0%
5.1%
$15
$47-$49
2020*
2023e

Adjusted Diluted EPS ($)



$0.15
$0.85-$0.90
2020*
2023e

Targeted Commercial Expansion
Durable Revenue Growth

- ✓ Organic Growth Driven by Sharpened Focus and Execution in High-Value Vertical Markets
- ✓ Share Gain from Targeted New Products and Strengthened Market Engagement with Partners and Customers
- ✓ Complementary Inorganic Growth with the Acquisition of JSI Store Fixtures

Focused Operational Excellence
Stable Margin Expansion

- ✓ Improved Customer Value Proposition
- ✓ Disciplined Pricing on Projects / Programs, During Inflationary Environment
- ✓ Continue to Drive Manufacturing and Supply Chain Efficiencies
- ✓ Accretive Acquisition

Long-Term Value Creation
Driving Profitable Growth

- ✓ Ratable Annualized Growth in Adjusted EPS
- ✓ Stock Price Appreciation and Sustained Dividend
- ✓ Responsible Capital Allocation / Management

a) GAPP to Non-GAPP EBITDA reconciliation is available in the Annual 10-K

*LSI Fiscal Year (FY) July 1st, Through June 30th

INTRODUCING OUR *FAST FORWARD* INITIATIVE

The Five-Year Roadmap to FY28

	Current Focus	Forward Focus
Accelerating Markets	✓ Applications Outside and Inside the Building ✓ Entrenched Presence in Attractive End-Market Verticals Growing Well Above Industry Average ✓ Strategically Aligned Around Clean Energy Megatrends ✓ Uniquely Positioned to Improve the Increasingly Demanding Experience of our Customers' Customer	✓ Vertical and Horizontal Application Specific New Products ✓ Complementary Bolt-on Vertical M&A ✓ Increase Customer Mindshare and Share-of-Wallet ✓ New Customers Within Existing Verticals
Incremental Growth Drivers	✓ Adjacent Opportunities Tied to Our Vertical Market Strategy ✓ Leverage Trends in Energy, Infrastructure and Evolving Consumer Habits ✓ Identify and Grow New Vertical Markets ✓ Pilot New Ideas / Applications	✓ Expansion in Services ✓ Safety & Security ✓ Apply Technological Developments ✓ Solar Applications ✓ Infrastructure – Leaner, Cleaner, and Greener ✓ Complementary Bolt-on Horizontal M&A
Leveraging Unique Operating Model	✓ Onshore Manufacturing and Supply Chain Model ✓ Custom Design Services and Production Capabilities ✓ Utilize Installation Network to Differentiate from Competitors	✓ Significantly Scale our Broad Service Model and Provider Capability Ecosystem ✓ Expand Role as Turnkey Integrator, Building Competitiveness in Program Management ✓ Single-Source Provider Supporting Multiple Customer Requirements / Applications ✓ Unmatched Cross-Selling Advantage

FAST FORWARD EXPAND END-MARKET FOCUS

Incremental Growth Drivers: Leveraging Integrated Solutions in Higher Value Markets

Current Focus

- ✓ Adjacent Opportunities Tied to Our Vertical Market Strategy
- ✓ Leverage Trends in Energy, Infrastructure and Evolving Consumer Habits
- ✓ Identify and Grow New Vertical Markets
- ✓ Pilot New Ideas / Applications

Forward Focus

- ✓ Expansion in Services
- ✓ Safety & Security
- ✓ Apply Technological Developments
- ✓ Solar Applications
- ✓ Infrastructure – Leaner, Cleaner, and Greener
- ✓ Complementary Bolt-on Horizontal M&A

Refrigeration



- ✓ Next-Gen. Refrigerants
- ✓ Hot / Cold Food
- ✓ Static and Environmentally Controlled Display

Safety & Security



- ✓ Employee & Customer Safety
- ✓ Fraud & Loss Prevention
- ✓ Compliance Enforcement
- ✓ Leverage Existing Site Presence

Solar & EV



- ✓ Fast Forward for Petroleum
- ✓ Uniquely Position for System Integration
- ✓ Execute Role as Integrator

Professional Services



- ✓ Design – Build - Installation
- ✓ Project Management
- ✓ Aftermarket Service Contracts – Repair / Replace
- ✓ Reoccurring Revenue – Content Management

Infrastructure



- ✓ Replace / Upgrade Infrastructure
- ✓ "Smart" Products and Solutions
- ✓ US Domestic Manufacturing
- ✓ Rapid Development

FAST FORWARD FINANCIAL TARGETS [FY23-FY28]

Introducing our New, Five-Year Financial Targets


Revenue Growth ($M)
$490
$150
$160
$800
2023e*
M&A
Organic Growth
2028


Adjusted EBITDA / Margin ($M)
9.5%-10.0%
12.5%
$47-$49
$100
2023e*
2028

Targeted Commercial Expansion
Durable Revenue Growth

- ✓ High-single-digit organic revenue growth; ~5-7% CAGR
- ✓ Balanced inorganic growth; $150+ M in acquisition-related revenue by 2028
- ✓ Organic market expansion through product expansion and enhanced commercialization

Focused Operational Excellence
Stable Margin Expansion

- ✓ Drive increased asset optimization
- ✓ Drive ratable cost reductions; targeting annualized cost of reduction of 2-3%
- ✓ Deliver at least 50 basis points of margin expansion annually

Long-Term Value Creation
Driving Profitable Growth

- ✓ Drive Ratable Annualized Growth in Adjusted EPS
- ✓ Deliver consistent free cash flow conversion; targeting 100% of Adjusted Net Income
- ✓ Committed to consistent payment of quarterly cash dividend

*LSI Fiscal Year (FY) July 1st, Through June 30th

FAST FORWARD STRATEGIC PRIORITIES

Building Upon a Foundation of Commercial Growth and Operational Execution

Enterprise Growth
Expand Our Vertical Markets and Solutions Offering

- ✓ Deeper Penetration in Existing Verticals
- ✓ New Adjacent Solutions for Existing and New Verticals
- ✓ Market Driven New Product / Solutions Development
- ✓ M&A: Expand our Vertical Presence in New and Existing Segments

Partner of Choice
Build & Leverage Partners and Ecosystems

- ✓ Educate and Empower our Independent Sales Network
- ✓ Collaborate with Partners and End-Customer to Understand Unique Requirements
- ✓ Expand Integrator and Service Capabilities for Broad Solutions Offering
- ✓ Shared Incentives for Success

Business Excellence
Focus on Total Value Creation

- ✓ Provide Excellent Customer Service Throughout the Value Chain
- ✓ Leverage our US Manufacturing Footprint and Custom Solution Capabilities
- ✓ Drive Productivity and Continuous Improvement
- ✓ ESG Commitment
- ✓ Talent Management: Attract, Develop and Retain our People

Capital Allocation
Balanced & Disciplined Approach to Driving Shareholder Value

- ✓ Invest in Organic Sales Growth Opportunities
- ✓ Debt Reduction / Net Leverage
- ✓ Targeted Acquisitions
- ✓ Share Repurchase Authorization
- ✓ Committed to a Quarterly Cash Dividend


EXIT
304
306
308
310
312

VERTICAL APPLICATIONS

REFUELING & CONVENIENCE STORE

Lead with Display Solutions and Lighting



CANOPY FASCIA LED ILLUMINATION
ACM FASCIA PRINTED GRAPHICS
3D CANOPY LOGOS LED ILLUMINATION
UNDER CANOPY LED FIXTURES
Valero
COLUMN WRAP GRAPHICS
METAL RISERS
3D FORMED METAL VALENCE GRAPHICS
DISPENSER GRAPHICS BRANDED OVERLAYS REGULATORY DECALS
CANOPY LIGHTING / GRAPHICS



PIZZA
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
DIGITAL MENUS
GRAB-N-GO REFRIGERATION FIXTURES
INDOOR GRAPHICS / FIXTURES



AREA, SOFFIT, & WALL MOUNTED LIGHTING
3D LOGOS LED ILLUMINATION
OUTDOOR GRAPHICS / LIGHTING

GROCERY

Lead with Display Solutions


DIMENSIONAL
SIGNAGE & GRAPHICS
TASK & DECORATIVE
LIGHTING
FRESH REFRIGERATION
FIXTURES
INDOOR DISPLAY FIXTURES
VALLEY
ROOTS
ORG


AREA LIGHTING
& POLES
PEDESTRIAN & WALL
MOUNTED LIGHTING
PARKING LOT


INDOOR
LIGHTING
FIND YOUR WINE
HEB.COM/WINE
Online
DIMENSIONAL
SIGNAGE &
GRAPHICS
INDOOR GRAPHICS / LIGHTING

AUTOMOTIVE

Lead with Outdoor Lighting


WALL MOUNTED &
FAÇADE FIXTURES
OUTDOOR VEHICLE
DELIVERY FIXTURES
AREA LIGHTS / POLES
OUTDOOR


HIGH BAY LIGHTING
TASK LIGHTING
SERVICE BAY


ARCHITECTURAL &
TROFFER LIGHTING
GRAPHIC &
DIGITAL
SIGNAGE
SOLUTIONS
SHOWROOM

QUICK SERVE RESTAURANTS (QSR)

Lead with Digital Menu Boards and Lighting


AREA LIGHTS / POLES
WALL MOUNTED & FAÇADE FIXTURES
HOME OF THE WHOPPER
DRIVE THRU
OUTDOOR LIGHTING


DRIVE THRU LIGHTING
FLAME GRILLING SINCE 1954
DIGITAL SIGNAGE
DIGITAL MENU SERVICE
DRIVE THRU / MENU BOARDS


DIGITAL SIGNAGE & MENU SERVICE
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
INDOOR LIGHTING / MENUS


CHEVROLET

INVESTMENT CONCLUSION

ENVIRONMENTAL, SOCIAL & GOVERNANCE

Deep Commitment to ESG



Environmental Factors

LSI takes its commitment to the environment very seriously. As demand for electricity continues to increase, our customers and their communities look to us to provide product solutions that help reduce energy consumption, light pollution and associated greenhouse gas emissions.



Social Factors

As America strives to become more energy-efficient, our products allow customers to retrofit and replace their outdated lighting systems, as well as install entirely new LED systems, with technology that benefits society as a whole.



Governance Factors

A key component of our approach to ESG is our Code of Business Ethics and Conduct. This serves as a blueprint for making the right decisions in the best interests of the Company, our customers, communities and shareholders.

Full Sustainability Report Available at www.lsicorp.com

INVESTMENT SUMMARY

Building Upon a Foundation of Commercial Growth and Operational Execution

Enterprise Growth	Partner of Choice	Business Excellence	Capital Allocation
Expand Our Vertical Markets and Solutions Offering	Build & Leverage Partners and Ecosystems	Focus on Total Value Creation	Balanced & Disciplined Approach to Driving Shareholder Value
✓ Deeper Penetration in Existing Verticals ✓ New Adjacent Solutions for Existing and New Verticals ✓ Market Driven New Product / Solutions Development ✓ M&A: Expand our Vertical Presence in New and Existing Segments	✓ Educate and Empower our Independent Sales Network ✓ Collaborate with Partners and End-Customer to Understand Unique Requirements ✓ Expand Integrator and Service Capabilities for Broad Solutions Offering ✓ Shared Incentives for Success	✓ Provide Excellent Customer Service Throughout the Value Chain ✓ Leverage our US Manufacturing Footprint and Custom Solution Capabilities ✓ Drive Productivity and Continuous Improvement ✓ ESG Commitment ✓ Talent Management: Attract, Develop and Retain our People	✓ Invest in Organic Sales Growth Opportunities ✓ Debt Reduction / Net Leverage ✓ Targeted Acquisitions ✓ Share Repurchase Authorization ✓ Committed to a Quarterly Cash Dividend



FLAME
GRILLING
SINCE 1954

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the periods presented. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

NON-GAAP RECONCILIATION: OP INCOME

LSI Industries	Q2 2022	Q2 2023	FY 2019	FY 2020	FY 2021	FY 2022
Net Sales [a]	111,143	128,804	328,852	305,558	315,612	455,120
Operating Income	4,422	9,038	(19,890)	13,076	8,030	21,201
Acquisition Costs	340	-	-	-	2,938	473
Consulting Expense: Commercial Growth Initiatives	-	486	-	-	-	-
Severance Costs / Restructuring Costs	-	33	3,753	(6,692)	27	11
Stock Compensation Expense	1,130	1,002	-	599	1,977	3,288
Goodwill Impairment	-	-	20,165	-	-	-
Adjusted Operating Income [b]	**5,892**	**10,559**	**4,028**	**6,983**	**12,972**	**24,973**
Adjusted Operating Income % [b] / [a]	5.3%	8.2%	1.2%	2.3%	4.1%	5.5%

NON-GAAP RECONCILIATION: EBITDA

LSI Industries	Q2 2022	Q2 2023	FY 2019	FY 2020	FY 2021	FY 2022
Net Sales [a]	111,143	128,804	328,852	305,558	315,612	455,120
Operating Income	4,422	9,038	(19,890)	13,076	8,030	21,201
Depreciation and Amortization	2,538	2,419	10,221	8,654	8,114	10,118
EBITDA	**6,960**	**11,457**	**(9,669)**	**21,730**	**16,144**	**31,319**
Acquisition Costs	340	-	-	-	2,938	473
Consulting Expense: Commercial Growth Initiatives	-	486	-	-	-	-
Severance Costs / Restructuring Costs	-	33	3,753	(6,692)	27	11
Stock Compensation Expense	1,130	1,002	-	599	1,977	3,288
Goodwill Impairment	-	-	20,165	-	-	-
Adjusted EBITDA [b]	**8,430**	**12,978**	**14,249**	**15,637**	**21,086**	**35,091**
Adjusted EBITDA Margin % [b] / [a]	7.6%	10.1%	4.3%	5.1%	6.7%	7.7%

NON-GAAP RECONCILIATION: NET INCOME-FY

	Fiscal Year							
	2019		2020		2021		2022	
LSI Industries	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net Income as Reported	**$ (16,339)**	**$ (0.63)**	**$ 9,592**	**$ 0.36**	**$ 5,868**	**$ 0.21**	**$ 15,032**	**$ 0.54**
Stock Compensation Expense	-	-	447	0.02	2,161	0.08	2,594	0.09
Acquisition Costs	-	-	-	-	1,497	0.05	373	0.01
Severance Costs / Restructuring Costs	2,927	0.11	(5,305)	(0.20)	15	-	4	-
Tax Impact from the Anticipated Sale of the New Windsor Assets	(928)	(0.04)	-	-	-	-	-	-
Goodwill Impairment	15,325	0.59	-	-	-	-	-	-
Tax Impact Due to the Change in the Estimated Annual Tax Rate Used for GAAP Reporting Purposes	-	-	(645)	(0.02)	216	0.01	-	-
Net Income Adjusted	**$ 985**	**$ 0.04**	**$ 4,089**	**$ 0.15**	**$ 9,757**	**$ 0.35**	**$ 18,003**	**$ 0.64**

NON-GAAP RECONCILIATION: NET INCOME-QTR

	Three Months Ended December 31			
	2021		2022	
LSI Industries	Net Income	Diluted EPS	Net Income	Diluted EPS
Net Income as Reported	**$ 3,105**	**$ 0.11**	**$ 6,417**	**$ 0.22**
Stock Compensation Expense	867	0.03	785	0.03
Acquisition Costs	269	0.01	-	-
Severance Costs / Restructuring Costs	-	-	26	-
Consulting Expense: Commercial Growth Initiatives	-	-	399	0.01
Net Income Adjusted	**$ 4,241**	**$ 0.15**	**$ 7,627**	**$ 0.26**


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